SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 20, 2005

Commission file number 001-12215

Quest Diagnostics Incorporated

1290 Wall Street West

Lyndhurst, NJ 07071

(201) 393-5000

Delaware

(State of Incorporation)

16-1387862

(I.R.S. Employer Identification Number)

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On October 20, 2005, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter and nine months ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

c.	Exhibit

	99.1	Press release of Quest Diagnostics Incorporated dated October 20, 2005 announcing, among other things, its results for the quarter and nine months ended September 30, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 20, 2005

QUEST DIAGNOSTICS INCORPORATED

By:	/s/	Robert A. Hagemann
Robert A. Hagemann Senior Vice President and Chief Financial Officer